Exhibit 10.12

Pool IX

LEASE GUARANTY

THIS LEASE GUARANTY, dated as of April 30, 1998 (together with all amendments and supplements hereto, this "Guaranty") made by ACCOR, a corporation duly organized under the laws of France (the "Guarantor") in favor of M-SIX PENVEST II BUSINESS TRUST (together with each Owner listed on Schedule I hereto through which it directly or indirectly holds title to the Properties, as hereinafter defined and their respective successors and assigns, collectively referred to herein as the "Owner"). Each Owner is individually referred to herein as a "Beneficiary" and collectively as the "Beneficiaries".

WITNESSETH:

WHEREAS, Universal Commercial Credit Leasing Ill, Inc. a Delaware corporation (the "Lessee") is an indirect wholly owned subsidiary of the Guarantor;

WHEREAS, in order to induce the Beneficiaries to enter into the Operative Documents, the Guarantor is executing and delivering this Guaranty to the Beneficiaries;

NOW, THEREFORE, for value received, the Guarantor hereby agrees with and for the benefit of each of the Beneficiaries as follows:

ARTICLE I

SECTION 1.1                                Definitions and Rules of Usane. When used herein, each capitalized term shall have the meaning assigned thereto in the Indenture of Mortgage, Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases, of even date herewith (together with all amendments and supplements thereto, the "Indenture"), from Owner and the parties, if any, listed as Remainderman in Schedule I thereto (collectively the "Remainderman") to NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, the "Lender") or to one or more trustees for the benefit of Lender and to Lender. The rules of usage set forth in such Indenture shall apply hereto.

ARTICLE II

SECTION 2.1                                Guarantee of Obligations Under Operative Documents. (a) The Guarantor absolutely, irrevocably and unconditionally guarantees to the Beneficiaries the due, complete and punctual performance and observance of all payment obligations of the Lessee under the Operative Documents to which the Lessee is a party and the due, complete and punctual performance of, and compliance with, all other covenants and agreements of the Lessee under the Operative Documents to which the Lessee is a party (in each case, including any and all other obligations, indebtedness and liabilities (whether for fees or for breach of covenant or warranty) now or hereafter incurred by the Lessee to the Beneficiaries arising pursuant or with respect to such Operative Documents), in each case, strictly in accordance with the terms thereof (all such payment obligations and other covenants and agreements being referred to herein as the "Obligations") and agrees to pay upon demand any and all expenses (including reasonable attorneys fees and disbursements) that may be paid or incurred by any Beneficiary in enforcing any rights with respect to, or collecting, any or all payments due from the Lessee pursuant to the terms of the Operative Documents and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.

(b)           In the event that: (1) the Lessee fails to pay, perform or observe duly, completely and punctually any Obligation to pay the amount due under any Operative Document or overdue interest on any of the foregoing, when and as the same shall be due (whether at the stated maturity, by acceleration or otherwise) and payable, or required to be performed, as the case may be, in accordance with the terms of such Operative Document, the Guarantor shall upon five (5) Business Days prior written notice, forthwith pay, perform and observe such Obligation or cause the same forthwith to be paid, performed or observed, or (ii) the Lessee fails to pay, perform or observe duly, completely and punctually any other Obligation when and as the same shall be due (whether at stated maturity, by acceleration or otherwise) and payable, or required to be performed or observed, as the case may be, in accordance with the terms of such Operative Document, the Guarantor shall upon five (5) Business Days prior written notice, forthwith pay, perform or observe any other such Obligations or cause the same forthwith to be paid, performed or observed, in each case, regardless of whether or not such Beneficiary or anyone on its behalf shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against the Lessee or any other Person or entity to compel any such performance or to collect all or any part of such amount pursuant to the provisions of such Operative Document or at law or in equity, or otherwise, and regardless of any other condition or contingency.

(c)           In addition, in case the Operative Documents to which Tenant is a party shall be terminated, modified or in any way affected as a result of the rejection or disaffirmance thereof by any trustee, receiver, liquidator, agent or other representative of Lessee or any of the property of Lessee in any assignment for the benefit of creditors or in any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution or similar proceeding, Guarantor's obligations hereunder shall continue to the same extent as if the Operative Documents to which Tenant is a party had not been so rejected or disaffirmed. Guarantor shall and does hereby waive all rights and benefits which might accrue to it by reason of any such assignment or proceeding and Guarantor agrees that it is and shall be liable for the full amount of the Obligations irrespective of and without regard to any modification, limitation or discharge of liability of Lessee that may result from or in connection with any such assignment or proceeding.

SECTION 2.2                                Unconditional Obligations. This Guaranty is a primary obligation of the Guarantor and is an unconditional, absolute, present and continuing obligation and guarantee of payment and performance (and not merely of collection) and the validity and enforceability of this Guaranty shall be absolute and unconditional and shall not be impaired, affected or in any way conditioned or contingent upon, nor subject to any reduction, limitation, impairment, termination, defense (other than the defense of prior payment or performance), offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by Guarantor) irrespective of (a) the making of a demand, the institution of suit or the taking of any other action to enforce performance, or observance by the Lessee of the Obligations, (b) the validity, regularity or enforceability of any Operative Document or any of the Obligations or any collateral security, other guarantee, if any, or credit support therefor or right to offset with respect thereto at any time or from time to time held by any Beneficiary, (c) any defense, set-off or counterclaim (other than the defense of prior payment or performance) that may at any time be available to or be asserted by the Lessee or the Guarantor against such Beneficiary, (d) any attempt to collect from the Lessee or any other entity or to perfect or enforce any security or (e) upon any other action, occurrence or circumstances whatsoever. The Guarantor waives any requirement that the Beneficiaries shall have instituted any suit, action or proceeding or exhausted their remedies or taken any steps to enforce any rights against the Lessee or any other Person or entity to compel any such performance or to collect all or any part of such amount pursuant to the provisions of the Operative Documents or at law or in equity, or otherwise, and regardless of any other condition or contingency.

SECTION 2.3                                Amendments, etc., with Respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor and without notice to or further assent by Guarantor, (a) any demand for payment or performance of any of the Obligations made by any Beneficiary may be rescinded by such Beneficiary and any of the other Obligations continue to be in effect; (b) the Obligations, or the liability of any other party upon or for any part thereof, and any collateral security or guarantee therefor or right of offset with respect thereto, may be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Beneficiaries; (c) any Operative Document, or any collateral security document or other guarantee or document executed and delivered in connection therewith or related thereto may be amended, modified, supplemented or terminated, in accordance with its terms, as the parties thereto may deem advisable; and (d) any collateral security, guarantee or right to offset held by any Beneficiary for the payment or performance of the Obligations may be sold, exchanged, waived, surrendered or released. The Beneficiaries shall not have any obligation to protect, secure, perfect or insure any Lien at any time held as security for the Obligations or for this Guaranty or any property subject thereto. For purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings.

SECTION 2.4                                The Guarantor's Obligations Not Affected.. The Guarantor expressly agrees that the duties and obligations of the Guarantor under this Guaranty shall remain in full force and effect, without the necessity of any reservation of rights against the Guarantor or notice (other than the notice referred to in Section. 2. 1 (b)) to or further assent by the Guarantor at any time and from time to time, in whole or in part, and without regard to, and shall not be impaired, released, discharged, terminated or affected by:

(a)           any extension, modification or renewal of, termination, addition or supplement to, or deletion from, any of the terms of or indulgence with respect to, or substitutions for, the Obligations or any part thereof or any agreement relating thereto at any time;

(b)           any failure, refusal or omission to enforce any right, power or remedy with respect to the Obligations or any part thereof or any agreement relating thereto;

(c)           any waiver of any right, power or remedy or of any default with respect to the Obligations or any part thereof or any agreement relating thereto;

(d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guarantees with respect to the Obligations or any part thereof, or any other obligation of any Person with respect to the Obligations or any part thereof;

(e) the lack of genuineness, unenforceability or invalidity of the Obligations or any part thereof or the lack of genuineness, unenforceability or invalidity of any agreement relating thereto;

(f)           any change in the ownership of the Lessee or the insolvency, bankruptcy or any other change in the legal status of the Lessee, Owner or Guarantor or any rejection or modification of the Obligations of the Lessee or those of any Person under the Operative Documents as a result of any bankruptcy, reorganization, insolvency or similar proceeding;

(g)           the change in or the imposition of any applicable laws and regulations or other governmental act that does or might impair, delay or in any way affect the validity, enforceability, or the payment when due, of the Obligations to the extent not prohibited by Applicable Laws and Regulations or otherwise;

(h)           the existence of any claim, set off or other rights or defenses (other than the defense of prior payment or performance) that the Guarantor may have at any time against the Lessee or any Beneficiary or any other Person in connection herewith or with an unrelated transaction and the existence of any claim, setoff or other rights or defenses that the Lessee may have against Guarantor, any Beneficiary or any other Person in connection with the Operative Documents or with an unrelated transaction;

(i)           any merger or consolidation of the Lessee or the Guarantor into or with any other Person, or any sale, lease or transfer of any or all of the assets of the Lessee or the Guarantor to any other Person;

(j)           the rights, powers or privileges the Beneficiaries may now or hereafter have against any Person or collateral;

(k)           any defect in title, condition, operation or fitness of use of any Property, any casualty or condemnation affecting any Property or any sublease, assignment, renewal, extension or other transfer or continuation of the Lessee's rights under the Master Lease or any other Obligations, whether in accordance with the terms of the Operative Documents or otherwise; or

(1)           any other action, omission, occurrence or circumstance whatsoever which may in any manner or to any extent vary the risk or effect a legal or equitable defense or discharge of the Guarantor hereunder as a matter of law or otherwise.

SECTION 2.5                                Waiver by the Guarantor. The Guarantor unconditionally waives and releases, to the fullest extent permitted by applicable laws and regulations, any and all (a) notice of the acceptance of this Guaranty and of any change in the Lessee's financial condition; (b) notices of the creation, renewal, extension or accrual of any Obligation or any of the matters referred to in Section 2.04 hereof or any notice of or proof of reliance by the Beneficiaries upon this Guaranty or acceptance of this Guaranty (the Obligations, and any of them, shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Guaranty and all dealings between the Lessee, the Sellers or the Guarantor and the Beneficiaries shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty); (c) notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights of the Beneficiaries against the Guarantor; (d) the right to interpose all substantive and procedural defenses of the law of guaranty, indemnification and suretyship, except the defenses of prior payment or prior performance by the Lessee or the Guarantor of the Obligations; (e) all rights and remedies accorded by applicable laws and regulations to guarantors or sureties, including any extension of time conferred by any law now or hereafter in effect; (f) any right or claim of right to cause a marshaling of the Lessee's assets or to cause the Beneficiaries to proceed against the Lessee or any collateral held by the Beneficiaries at any time or in any particular order; (g) rights to the endorsement, assertion or exercise by the Beneficiaries of any right, power, privilege or remedy conferred herein or in any Operative Document or otherwise; (h) requirements of promptness or diligence on the part of the Beneficiaries; (i) any sublease, assignment, renewal, extension or continuation of the Lessee's rights under the Master Lease or any notices of the sale, transferor other disposition of any right, title to or interest in the Properties or any Operative Document; 0) rights and defenses arising out of an election of remedies by the Beneficiaries, or any of them, even though that election of remedies has destroyed the Guarantor's rights of subrogation and reimbursement against Lessee by operation of law or otherwise; or (k) other circumstances whatsoever (except the defenses of prior payment or prior performance by the Lessee or the Guarantor of the Obligations) which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or which might otherwise limit recourse against the-Guarantor. No failure to exercise and no delay in exercising, on the part of the Beneficiaries, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

SECTION 2.6                                Payments. All payments hereunder shall be made in compliance with Sections 5.14 and 5.16

SECTION 2.7 R                            Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations (i) is rescinded or must otherwise be restored or returned by a Beneficiary upon the bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, dissolution, liquidation, or the like, of the Lessee or the Guarantor, or as a result of, the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Lessee or the Guarantor or any substantial part of either Person's respective property, or otherwise, or (ii) is returned to Tenant or Guarantor by reason of a decree, moratorium or other sovereign act of any governmental authority, in each case, all as though such payment had not been made notwithstanding any termination of this Guaranty or any Operative Document.

ARTICLE III

SECTION 3.1                                Representations and Warranties of the Guarantor. The Guarantor hereby represents and warrants to the Beneficiaries as of the Closing Date that:

(a)           Status. It is duly incorporated and validly existing under the laws of France and is fully qualified and empowered to own its assets and carry out its business wheresoever situated.

(b)           Powers. It has the corporate power to enter into this Guaranty and to exercise its rights and perform its obligations hereunder, and has taken all necessary corporate and other action to authorize the execution, delivery and performance  of this Guaranty (including, without  imitation, any authorization required to be passed by the Supervisory Board of the Guarantor pursuant to Article 113 of the Decree n°67-236 of 23rd March 1967).

(c)           Authorizations. All acts, conditions, authorizations and other things required to be done, fulfilled and performed by it in order:

(i)           to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in this Guaranty;

(ii)           to ensure that the obligations expressed to be assumed by it in this Guaranty are legal, valid and binding and enforceable against it in accordance with the respective terms thereof; and

(iii) to make this Guaranty admissible in evidence in the United States and in France;

have been done, fulfilled and performed and are in full force and effect.

(d)           No Filing. Under the laws of the United States, the State of New York and France in force at the date hereof, it is not necessary that this Guaranty be filed, recorded or enroled with any court or other authority in the United States, the State of New York or in France or that any stamp, registration or similar tax be paid on or in relation to this Guaranty (or where it is so required, this Guaranty has been so filed, recorded or enroled or such stamp, registration or other tax has been paid or will be paid within due times).

(e)           Legal Validity. This Guaranty has been duly executed and delivered by Guarantor. The obligations expressed to be assumed by it in this Guaranty are legal and valid obligations binding on it and enforceable in accordance with the terms of this Guaranty except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors generally and by general equitable principles. This Guaranty is in full force and effect as of the Closing Date, not subject to any right of rescission, setoff, counterclaim or defense by Guarantor nor will the operation of any of the terms of the Guaranty or the exercise of any right thereunder, render this Guaranty unenforceable against Guarantor, in whole or in part, or subject to any right of rescission, setoff, counterclaim or defense by Guarantor and Guarantor has not asserted any right of rescission, setoff, counterclaim or defense with respect thereto.

(f)           Insolvency. It has not taken any corporate action nor have any other steps been taken or legal proceedings been started or threatened against it pursuant to any redressement judiciare or liquidation judiciare or otherwise for its winding-up, dissolution or re-organization or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its revenues or assets; it is not insolvent nor in a state of "Cessatation de Paiements"; nor has it entered into any accord amiable i.e. an out of court settlement with its creditors relating to a restructuring of a substantial part of its indebtedness), any plan de continuation or plan de cession totale or partielle de l'enterprise.)

(g)           Litigation. No action, suit, arbitration, governmental investigation, or administrative proceeding of or before any court, tribunal, agency or other governmental authority, is current, pending or to be the best of the Guarantor's knowledge and belief threatened which might, if adversely determined, (i) have a material adverse affect on its business, or financial condition or its ability to perform its obligations hereunder or (ii) restrain it from entering into, exercising any of its rights tinder or performing, enforcing or complying with any of its obligations hereunder.

(h)           Original Accounts. Its consolidated, certified and audited balance sheet ("bilan") as of 31st December 1997 and the related statement of profit and loss ("compte de Resultat") (the "Original Accounts") were prepared in accordance with accounting principles and practices generally accepted in France and consistently applied and present fairly and accurately (in conjunction with the notes ("annexis") thereto) the financial condition of it at the date to which they were drawn up and the results of its operations during the financial year then ended.

(i)           No Change From Date of Original Accounts. Since publication of the Original Accounts, there has been no material adverse change in its business or financial  condition of the Guarantor.

(j)           No Undisclosed Liabilities. As at the date as of which the Original Accounts were prepared it had no liabilities (contingent or otherwise) which were not disclosed thereby (or by the notes thereto, or reserved against therein) nor any unrealized or anticipated losses arising from commitments entered into by it or obligations imposed upon it which would have a material adverse effect on its overall financial condition which were not so disclosed or reserved against except as disclosed in the Original Accounts, no security interest exists over all or any of its present revenues or assets which should be disclosed under accounting principles in accordance with which the Original Accounts were prepared.

(k)           Ownership of Lessee. The Lessee is an indirect wholly owned subsidiary of the Guarantor.

(1) Non-conflict. The execution, delivery and performance of this Guaranty will not constitute to the best of Guarantor's knowledge any breach of, or default under, any contractual, governmental or public obligation binding upon it.

(m)           Consents. Guarantor is not required to obtain any consent, permit, license, approval, order or authorization from, or to file any declaration or statement with, any governmental authority or any waiver of any right of any Person, in connection with or as a condition to the execution, delivery or performance of or as a condition to the validity of this Guaranty other than those obtained by Guarantor which are in full force and effect.

(n)           Consent to Jurisdiction, Admissibility, etc. (i) The Guarantor has properly consented to the jurisdiction of the state and Federal courts located within the Country of New York, State of New York. Guarantor has also properly consented to service of process of writs, summons and other legal process by mail as provided herein, which consent to service of process will be effective against Guarantor and the choice of law provision of Section 5.12 hereof that provides that this Guaranty is governed by the laws of the State of New York is valid and will be endorsed in the courts of France;

(ii)           The Guarantor is not aware of any reason why a judgment obtained against the Guarantor in the state or Federal courts located within the County of New York, State of New York (the "Judgment") should not be enforceable in France by means of commencing an action on the Judgment in the Paris Court subject to the plaintiff proving to the satisfaction of the Court that:

(A)           Such state or Federal Court had jurisdiction according to the French private international law concept of jurisdiction:

(B)           The Judgment was final and conclusive and was not obtained by fraud:

(C)           The Judgment was for a fixed term and not directly or indirectly in respect of penal laws, taxes, fees, penalties or multiple (punitive) damages or similar charges:

(D)           The French rules of natural justice were not breached in the New York proceedings: and

(E)           It is not otherwise contrary in French public policy to enforce the Judgment.

(iii)           This Guaranty is in proper legal form under French law for the enforcement hereof under French law and to ensure the legality, validity, priority, enforceability or admissibility into evidence of this Guaranty in the courts of France, it is not necessary that this Guaranty, or any of the Operative Documents or any other documents be registered, notarized, filed or recorded with any court or other authority in France or that any French stamp or similar tax be paid with respect to this Guaranty or any other document; and

(iv)           Assuming proper filing of appropriate applications for exemption from withholding tax with French regulatory bodies, neither the execution and the delivery of the Guaranty nor the performance by the Guarantor thereof is subject to any tax, duty, documentary, tax or similar levy, imposed by or within France or any political subdivision or taxing authority thereof.

(o)           Pari  Passu. The obligations of the Guarantor under this Guaranty, when executed and delivered, will rank at least pari passu with all other unsecured indebtedness of the Guarantor.

(p)           Guaranteed Amount Not in Excess of Maximum. This Guaranty by itself and taking into account all other guaranties issued by the Guarantor does not cause the limitation upon guaranties set by the supervisory board of the Guarantor to be exceeded.

(q)           Rating. Guarantor has a long-term debt rating from Standard & Poor's Ratings Group of BBB (or its equivalent) and no notice has been received by Guarantor which indicates that such rating may be the subject of downgrade or that Guarantor is on "credit-watch" by such rating agency.

(r)           Tenant Representations. Guarantor hereby confirms the accuracy of each of the representations and warranties made by Lessee in the Tenant's Certificate delivered pursuant to the Operative Documents on the Closing Date.

ARTICLE IV

Covenants

The Guarantor hereby covenants, for the benefit of each Beneficiary, as follows:

SECTION 4.1                                 Reports and Rights of Inspection. It will keep and will cause the Lessee to keep, proper books of record and account in which full and correct entries will be made of all dealings or transactions of, or in relation to, the business and affairs of the Guarantor and the Lessee in each case in accordance with generally accepted accounting principles in France and the United States of America, respectively consistently applied and will furnish to each Beneficiary:

(a)           Financial Statements.

(i)           as  soon as published, but not later than 180 days after the end of the first six months of each fiscal year of the Guarantor, a consolidated balance sheet of the Guarantor and its consolidated subsidiaries prepared by it as of the close of such period, together with the related consolidated statements of sources and uses of funds of the Guarantor and its consolidated subsidiaries, setting forth in each case in comparative from the corresponding figures for the prior year in reasonable detail and scope and prepared in accordance with generally accepted accounting principles in France consistently applied (subject to customary year-end adjustments); and

(ii)           within 180 days after the close of each fiscal year of the Guarantor, a consolidated balance sheet of the Guarantor and its consolidated subsidiaries prepared by it as of the close of such fiscal year, together with the related consolidated statements of profits and loss for such fiscal year together with a statement of sources and uses of funds of the Guarantor and its consolidated subsidiaries for such fiscal year setting forth in each case in comparative form the figures for the previous fiscal year end accompanied by a report thereon by such independent public accountants of recognized national standing as the Guarantor may select, stating that in their opinion such consolidated financial statements present fairly the financial position of the Guarantor and its consolidated subsidiaries as of the dates indicated and the results of their operations and sources and uses of funds for the period indicated, in conformity with such generally accepted accounting principles applied on a basis consistent with the prior year and that such audit has been performed in accordance with generally accepted auditing standards.

(b)           Other Information. From time to time at the reasonable request of any Beneficiary, the Guarantor will promptly, but in no event later than thirty (30) days after such request, furnish such Beneficiary with such information about the business and financial condition of the Guarantor (excluding any confidential or non-public information or any proprietary technical records and information (whether maintained on computers or otherwise) and any customer lists) as such Beneficiary may reasonably require, including, without limitation, the following:

(i)           Guarantor shall promptly, but in no event later than thirty (30) days after request by any Beneficiary), execute, acknowledge and deliver to or at the direction of such Person a certificate stating that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that this Guaranty is in full force and effect as modified, and identifying the modifications thereto), and that no default exists hereunder by Guarantor (or if any such default exists, specifying the nature thereof and what action, if any, is being taken by Guarantor with respect thereto);

(ii)           Guarantor shall provide in a timely fashion to the requesting Beneficiary such information (subject to the exclusion set forth in the first paragraph of this Section 4.1(b) above), certificates, securities law indemnification agreements and legal opinions, if any, as are required by the requesting Beneficiary to satisfy the market standards to which it adheres and as are required by the Rating Agencies rating Securities issued in Secondary Market Transactions in which the Loan is included and shall execute modifications to this Guaranty if required by such Rating Agencies provided that no such modification shall change the economic terms of this Guaranty or of the Operative Documents to which Tenant is a party (such as the amount and timing of payment of Basic Rent, Stipulated Loss Values and purchase prices under the Master Lease) or which would impose additional financial covenants on Guarantor or Tenant under this Guaranty or the Operative Documents to which Tenant is a party or which, in the reasonable judgment exercised in good faith by Guarantor would materially impair the rights of or materially increase the obligations of Guarantor under this Guaranty or the Operative Documents to which Tenant is a party;

(iii)           Guarantor will give prompt written notice to the Beneficiaries of (A) any material adverse change in Guarantor's financial condition which would prevent Guarantor from fulfilling its obligations hereunder, (B) default by Guarantor in the performance of any of its obligations under this Guaranty and of any insolvency, liquidation or dissolution filing by or against Guarantor and (iii) notice of change in solicited credit rating issued by any rating agency with respect to Guarantor,

SECTION 4.2                                Affirmative Covenants. The Guarantor shall:

(a)           subject to Section 4.4 hereof, preserve and keep in full force and effect its corporate existence and all material licenses and permits necessary to the proper conduct of its business;

(b)           obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required in or by the laws and regulations of its jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under this Guaranty or to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of this Guaranty;

(c)           ensure that at all times the claims of the Beneficiary against it under this Guaranty rank at least pari passu in right of payment with the claims of all its other unsecured creditors except those whose claims are preferred as "privileges" under French bankruptcy law; and

(d)           so long as the Lease Term is in effect, the Guarantor will (i) own directly or indirectly at least f fty-one percent (51%) of the issued share capital of the Lessee and (ii) own directly or indirectly at least 19.9% of the issued share capital of the sub-lessee and cause the Properties to be under management control and management or operation of the Lessee or sub-lessee or another affiliate of the Guarantor. Prior written approval of the Beneficiaries will be required in all other circumstances).

SECTION 4.3                                Merger Covenant. It will not consolidate with or merge into any corporation, or engage in any other corporate reorganization involving all or substantially all of. its assets, or sell, convey, transfer or lease all or substantially all of its assets, or engage in any other corporate reorganization involving all or substantially all of its assets in a single transaction or a series of transactions, unless:

(a)           the successor corporation formed by such consolidation or into which the Guarantor shall be merged or the Person that shall acquire by sale, conveyance, transfer or lease all or substantially all of the assets of the Guarantor shall have a net worth equal to or greater than the Guarantor's net worth immediately prior to such merger, sale, conveyance or transfer, and a solicited long term unsecured debt rating issued by a Rating Agency of not less than investment grade, and shall execute and deliver to the Beneficiaries (in a form reasonably acceptable thereto) an assumption agreement by such successor corporation of the due and punctual performance of each covenant and condition of this Guaranty to be performed or observed by the Guarantor;

(b)           no default then exists by Guarantor under this Guaranty and no insolvency, dissolution or liquidation filing has been made by or against Guarantor; and

(c)           the Guarantor shall have delivered to the Beneficiaries prior to or contemporaneously with any such consolidation, merger, sale, conveyance, transfer, lease or other corporate reorganization (i) a written certification from the chief financial officer of Guarantor that the provisions of this Section 4.3 have been satisfied and (ii) an opinion of counsel reasonably satisfactory to the Beneficiaries addressed to and in form and substance satisfactory to each such Beneficiary regarding the due authorization, execution, delivery, validity and enforceability of the assumption agreement referred to in Section 4.3(a) hereof). Upon any such consolidation or merger, or any sale, conveyance, transfer or lease of all or substantially all of the assets of the Guarantor in accordance with this Section 4.3 the successor corporation formed by such consolidation or into which the Guarantor shall be merged or to which such sale, conveyance, transfer or lease shall be made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Guaranty.

SECTION 4.4                                Maintenance of Process Agent. Guarantor shall maintain in the State of New York a Person acting as agent to receive on its behalf and on behalf of its property service of process in accordance with Section 5.8 hereof.

ARTICLE V

Miscellaneous

SECTION 5.1                                No Waiver; Cumulative Remedies. The failure or delay of any Beneficiary in exercising any right or remedy granted it hereunder shall not operate as a waiver of such right or remedy or be construed to be a waiver of any breach of any of the terms and conditions hereof or to be an acquiescence therein. Each and every right, power and remedy herein specifically given to the Beneficiaries shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed as a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. A waiver by the Beneficiaries of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Beneficiaries would otherwise have.

SECTION 5.2                                Notices. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing and shall be given in accordance with Section 5.1 of the Indenture and, in the case of the Guarantor, shall be addressed and sent to ACCOR, Tour Maine Montparnasse, 33 Avenue du Main, 75015 Paris, France Attention: Executive Vice President-Finance and Investments, telecopy number 33(1)45-38-85-44, with a copy to the Lessee.

SECTION 5.3                                Amendments and Waivers: Successors and Assigns. (a) Neither this Guaranty nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the Guarantor and the Beneficiaries.

(b)           This Guaranty shall be binding upon the Guarantor and its successors and permitted assigns and shall inure to the benefit of the Beneficiaries and their respective successors and assigns permitted under the Operative Documents.

SECTION 5.4                                Severability. Any provision of or obligation under this Guaranty that is determined by competent authority to be prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision or obligation in any other jurisdiction. To the extent permitted by applicable laws and regulations, the Guarantor hereby waives any provision of law that renders any provision or obligation hereof prohibited or unenforceable in any respect.

SECTION 5.5                                Termination. Subject to the provisions of Section 2.7 hereof, this Guaranty and the Guarantor's duties and obligations hereunder shall remain in full force and effect and be binding in accordance with its terms, until the date on which all Obligations and the obligations of the Guarantor hereunder shall have been satisfied by indefeasible payment and performance in full.

SECTION 5.6                                Entire Agreement. This Guaranty constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral between or among the Guarantor, the Lessee and the Beneficiaries with respect to the, subject matter hereof.

SECTION 5.7                                Article Headings. The headings of the various Articles and Sections of this Guaranty are for convenience of reference only and shall not modify, define, expand or limit any of the terms of provisions hereof.

SECTION 5.8                                Jurisdiction, Agent for Service of Process. Any suit, action or proceeding, whether at law or in equity, including any declaratory judgment or similar suit or action, instituted by or against the Guarantor arising out of or relating in any way to this Guaranty may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York, and the Guarantor irrevocably consents and submits to the jurisdiction of each such court in respect of any suit, action or proceeding. The Guarantor further irrevocably consents to the service of process in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to the Guarantor or to its agent at its address as set forth in Section 5.2 or as set forth below, respectively. The Guarantor hereby irrevocably appoints O'Sullivan Graev & Karabell L.L.P., with an office on the date hereof at 30 Rockefeller Plaza, New York, New York 10112 as its agent for the purpose of accepting service of any process within the State of New York and the Guarantor hereby irrevocably and unconditionally authorizes and directs such Person to accept such service on its behalf. The foregoing shall not limit the right of the Beneficiary to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

SECTION 5.9                                Waiver of Venue. The Guarantor hereby irrevocably waives any option or objection that it may now or hereafter have to the laying of venue of any such action or proceeding arising under or relating to this Guaranty in any court located in the country of New York, State of New York, and hereby further irrevocably waives any claim that a court located in the County of New York, State of New York is not a convenient forum for any such action or proceeding. The Guarantor agrees that, to the fullest extent permitted by applicable laws and regulations, a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

SECTION 5.10                                WAIVER OF JURY TRIAL. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY.

SECTION 5.11                                Waiver of Immunity. The Guarantor hereby irrevocably waives, to the fu lest extent permitted by applicable United States federal and state law, all immunity  (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in any action or proceeding relating in any way to this Guaranty in the courts in the State of New York, of the United States or of any other country or jurisdiction, and the Guarantor hereby waives any right it might otherwise have to raise or claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding.

SECTION 5.12                                GOVERNING LAW. THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES.

SECTION 5.13                                Subrogation. During the continuation of this Guaranty the Guarantor shall not, by virtue of any payment made, security realized or moneys received for or on account of the Obligations:

(a)           be subrogated to any rights, security or moneys held, received or receivable by the Beneficiaries or be entitled to any right of contribution or indemnity;

(b)           demand, accept, assign, charge or otherwise dispute of any moneys, obligations or liabilities now or hereafter due or owing to the Guarantor from the Lessee or take any step to enforce any right against the Lessee;

(c)           claim or rank as creditor against the estate or in the bankruptcy or liquidation of the Lessee;

(d) receive, claim or have the benefit of any payment, distribution or security from or on account of the Lessee or exercise any right of set-off or counterclaim as against the Lessee or any other person or claim the benefit of the security or moneys held by or for the account of the Beneficiaries;

(d)           claim or endorse any right of contribution against any co-surety (whether another joint guarantor hereunder or a co-surety in connection with any other transaction).

The Guarantor shall forthwith pay to the Beneficiaries in proportion to the Obligations then due to such Beneficiaries an amount equal to any amount recovered from the exercise of any right referred to above and shall forthwith pay or transfer, as the case may be, to and pending such payment or transfer shall hold in trust for the Beneficiaries any of such payment or distribution or benefit of security in fact received by it.

SECTION 5.14                                Gross-Up. All payments by the Guarantor under or in connection with this Guaranty shall be made without set-off or counterclaim, free and clear of and without deduction for or on account of all taxes. All taxes in respect of this Guaranty and payments hereunder shall be for the account of and shall be paid by the Guarantor for its own account prior to the date on which penalties attach thereto. If the Guarantor is compelled by law to make payment subject to any tax and any Beneficiary does not receive for its own benefit on the due date a net amount equal to the full amount of the Obligations due to it the Guarantor will pay all necessary additional amounts to ensure receipt by such Beneficiary of the full amount of the Obligations. The Guarantor will indemnify the Beneficiaries in respect to all such amounts. Any additional payment made under this sub-clause shall not be treated as interest but as agreed compensation.

SECTION 5.15                                Survival. All warranties, representations and covenants made by the Guarantor herein or in any certificate or other instrument delivered by it under this Guaranty shall be considered to have been relied upon by the Beneficiaries and shall survive the execution and delivery of this Guaranty and the termination of the Lease and the other Operative Documents, regardless of any investigation made by the Beneficiaries. All statements in any such certificate or other instrument shall constitute warranties and representations by the Guarantor hereunder.

SECTION 5.16                                Currency

(a)           Amounts payable hereunder shall be paid in lawful currency of the United States of America.

(b)           If any sum due from the Guarantor under this Guaranty or any order or judgment given or made in relation hereto has to be converted from the currency ("the first currency") in which the same is payable under this Guaranty or under such order or judgment into another currency (the "second currency") for the purposes of (i) making or filling a claim or proof against the Guarantor, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation to this Guaranty, the Guarantor shall indemnify and hold harmless the Beneficiaries from and against any loss suffered as a result of any difference between (a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (b) the rate or rates of exchange at which the Beneficiaries may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order judgment claim or proof. Any amount due from the Guarantor under this Section 5.16 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Guaranty and shall survive any such judgment and the term "rate of exchange" includes with any premium and costs of exchange payable in connection with the. purchase of the first currency with the second currency.

SECTION 5.17                                Counterparts, This Guaranty may be executed simultaneously in two or more counterparts each of which shall be deemed an original, and it shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart.

SECTION 5.18                                Guarantor Consent and Agreement Regarding Assignment of Guaranty by Owner to Lender. Each Owner hereby notifies Guarantor that each Owner has assigned its rights in and to this Guaranty as a Beneficiary hereunder to Lender pursuant to the Master Lease Assignment and the Indenture. Guarantor hereby acknowledges the foregoing including, without limitation, the assignment to Lender of all amounts to be paid by Guarantor to any Beneficiary under this Guaranty, and all other rights, powers and remedies, but none of the obligations, of any Beneficiary under this Guaranty and confirms that this Guaranty does and shall remain in full force and effect.

(a)           Owner has irrevocably authorized and directed Guarantor in the Master Lease Assignment, and Guarantor hereby agrees:

(i)           to pay to Lender all amounts due or to become due and payable by Guarantor to any Beneficiary under this Guaranty in immediately available United States Dollar denominated fiends by wire transfer into the account referenced in Schedule 1 hereto or to such other account as Lender shall specify by notice to Guarantor not less than five (5) Business Days prior to the effectiveness.of any such change of account;

(ii)           to provide to Lender in the manner and at the address specified in or pursuant to Section 5.2 hereof, simultaneously with delivery thereof to any Beneficiary, duplicate originals of any and all notices, financial statements, information, certificates, opinions of counsel and other similar communications of any nature which Guarantor is permitted or required to give or furnish to any Beneficiary pursuant to this Guaranty; and

(iii)           to accept any notices, waivers or consents given and actions taken on behalf of any Beneficiary by Lender, and Guarantor agree that: (A) notices, waivers and consents given on behalf of any Beneficiary by Lender shall have the same force and effect as notices, waivers and consents given by such Beneficiary, and (B) in the event of inconsistent notices, waivers or consents from Owner and Lender, notices, waivers and consents from Lender shall control. In no event shall Guarantor have any liability to any Owner based upon any action taken or omitted to be taken by Guarantor in reliance upon any notice, waiver or consent received by Guarantor from Lender. Guarantor shall have the right to act in reliance upon any notice, waiver, consent or other instrument or writing given to Guarantor by Lender and shall have no obligation to make any investigation or to determine any facts in connection therewith.

(b)           Guarantor acknowledges and agrees that, so long as the Indenture has not been discharged, Owner shall not have the authority to receive, collect or acquit for any amounts directed to be paid to Lender pursuant to Section 5.18(a)(i).

(c)           Guarantor agrees that:

(i)           this Guaranty shall not be changed, amended, altered, modified or terminated without the prior written consent of Lender and, if requested by Lender, evidence in writing from the Rating Agencies that any such action shall not result in a withdrawal, qualification or downgrade of the then current ratings for any Securities issued in connection with any Secondary Market Transaction in which the Loan is included;

(ii)           any consent, approval, agreement or waiver provided by Owner pursuant to the Guaranty shall not be valid unless consented to in writing by Lender;

(iii)           Lender shall not, by reason of the Indenture, the Master Lease Assignment or otherwise, be subject to any obligation, duty, or liability under this Guaranty, and Owner shall remain liable with respect to its obligations hereunder; and

(d)           Guarantor agrees that if Lender acquires title to a Property or the Properties, Owner's interest thereunder is freely assignable by Lender to any Person without the consent of Guarantor and, upon any such assignment, Lessee shall recognize such assignee as landlord under the Master Lease and Guarantor shall affirm its obligations under this Guaranty in writing upon reasonable prior request by Lender.

(b)           Guarantor acknowledges and agrees that, so long as the Indenture has not been discharged, Owner shall not have the authority to receive, collect or acquit for any amounts directed to be paid to Lender pursuant to Section 5.18(a)(i).

(c)           Guarantor agrees that:

(i)           this Guaranty shall not be changed, amended, altered, modified or terminated without the prior written consent of Lender and, if requested by Lender, evidence in writing from the Rating Agencies that any such action shall not result in a withdrawal, qualification or downgrade of the then current ratings for any Securities issued in connection with any Secondary Market Transaction in which the Loan is included;

(ii)           any consent, approval, agreement or waiver provided by Owner pursuant to the Guaranty shall not be valid unless consented to in writing by Lender;

(iii) Lender shall not, by reason of the Indenture, the Master Lease Assignment or otherwise, be subject to any obligation, duty, or liability under this Guaranty, and Owner shall remain liable with respect to its obligations hereunder; and

(d)           Guarantor agrees that if Lender acquires title to a Property or the Properties, Owner's interest thereunder is freely assignable by Lender to any Person without the consent of Guarantor and, upon any such assignment, Lessee shall recognize such assignee as landlord under the Master Lease and Guarantor shall affirm its obligations under this Guaranty in writing upon reasonable prior request by Lender.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the day and year first set forth above.

ACCOR

By:	/s/ Name Not Legible